                               HEICO CORPORATION


                                  EXHIBIT 23


                               TO THE FORM 10-K


                           FOR THE FISCAL YEAR ENDED


                               OCTOBER 31, 2001


             SECURITIES AND EXCHANGE COMMISSION FILE NUMBER 1-4604
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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-4945, 33-62156, 333-8063, 333-19667, 333-26059 and 333-81789 of HEICO
Corporation on Forms S-8 of our report dated December 21, 2001, appearing in this Annual Report on Form 10-K of HEICO Corporation for the year ended October 31, 2001.



DELOITTE & TOUCHE LLP

Fort Lauderdale, Florida
January 25, 2002